Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL and

Ameritas Variable Separate Account VA

("Separate Accounts")

Supplement to:

Executive Select, Regent 2000,

and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated July 28, 2016

Effective June 9, 2016, the "Calvert VP SRI Mid Cap Growth Portfolio" is renamed "Calvert VP SRI Mid Cap Portfolio." Your prospectus is revised to reflect the corresponding name change to the Subaccount investing in that portfolio.

In addition, effective June 9, 2016, New Amsterdam Partners will no longer act as Subadviser to Calvert VP SRI Mid Cap Portfolio. The Portfolio's Adviser, Calvert Investment Management, Inc., will manage the Portfolio on a day-to-day basis. The section of the Separate Account Variable Investment Options chart relating to this Portfolio is deleted and replaced with the following:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Calvert Variable Series, Inc. *	Calvert Investment Management, Inc.
Calvert VP SRI Mid Cap	Long-term capital appreciation.

* This fund is part of Ameritas Mutual Holding Company ("Ameritas ®"), the ultimate parent of Ameritas Life. The fund's investment adviser and Calvert Investment Distributors, Inc., the underwriter for this fund, are indirect subsidiaries of Ameritas.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2017 7-16